                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                              DATED JANUARY 1, 2002

DEATH BENEFIT OPTIONS

         DEATH BENEFIT OPTION 3

         For Policies issued on and after January 22, 2002, a third death benefit option may be elected, Death Benefit Option 3. Under Death Benefit Option 3, the death benefit is the Face Amount of the Policy plus the Premium Death Benefit Account (defined below) at the date of death of the Life Insured unless the Policy is being kept in force under the No Lapse Guarantee or the Extended No Lapse Guarantee in which case the death benefit is only the Face Amount of the Policy.

         The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals. The Premium Death Benefit Account will not be less than zero.

CHANGING THE DEATH BENEFIT OPTION

         A policyowner may change from Death Benefit Option 3 ("Option 3") to Death Benefit Option 1 ("Option 1") after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. Once the death benefit is changed from Option 3 to Option 1, it may not be changed back to Option 3. The change from Option 3 to Option 1 is subject to the general conditions of changing a death benefit option and the Face Amount as described in the prospectus under "Changing the Death Benefit" and "Changing the Face Amount." After the death benefit is changed from Option 3 to Option 1, the Face Amount is equal to the Face Amount immediately before the change plus the Premium Death benefit Account on the effective date of the change. A change from Option 3 to Option 1 is not allowed if it would cause the Face Amount to decrease below the minimum Face Amount of $250,000. There will be no increase in the surrender charge because of an increase in the Face Amount due solely to a change from Option 3 to Option 1.

COST OF INSURANCE CHARGE

         The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

     For Death Benefit Option 3, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

     (a) is the death benefit as of the first day of the Policy Month, divided by the Death Benefit Discount Factor (shown in the Policy Information section of the Policy); and

     (b) is the Policy Value as of the first day of the Policy Month after the deduction of the monthly Cost of Insurance for the Life Insured.

PARTIAL WITHDRAWALS

         REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

         If Death Benefit Option 3 is in effect at the time of a withdrawal and the withdrawal plus any applicable Surrender Charges exceed the Premium Death Benefit Account (such excess being referred to as the "Excess Withdrawal"), the Face Amount will be reduced as follows:

          - If at the time of the withdrawal, the death benefit equals the Face Amount plus the Premium Death Benefit Account, then the Face Amount will be reduced by the Excess Withdrawal.

          - If at the time of the withdrawal, the death benefit does not equal the Face Amount plus the Premium Death Benefit Account, then the Face Amount will be reduced by the amount (if any) by which the Excess Withdrawal exceeds the difference between (a) Minimum Death Benefit and (b) the Face Amount plus the Premium Death Benefit Account.



SVUL.SUPP January 18, 2002

ILLUSTRATIONS

         Illustration reflecting Death Benefit Option 3 are attached.

    APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES
                               AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.977% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.972%, 4.970% and 10.911%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.988% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.983%, 4.958% and 10.899%. The expense reimbursements for certain of the Trusts (as described in the "Trust Annual Expenses" table) are expected to remain in effect during the fiscal year ended December 31, 2002. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:

20 YEAR NO LAPSE GUARANTEE

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                            0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                         Gross Investment Return           Gross Investment Return             Gross Investment Return
                        ---------------------------      ---------------------------     ----------------------------------
  End Of  Accumulated              Cash                               Cash                               Cash
  Policy     Premiums   Policy  Surrender     Death     Policy   Surrender     Death       Policy    Surrender        Death
Year (1)          (2)    Value  Value (3)   Benefit      Value   Value (3)   Benefit        Value    Value (3)      Benefit

      1         7,875    5,970          0   500,000      6,352           0   500,000        6,734            0      500,000
      2        16,144   12,334      3,689   515,000     13,482       4,837   515,000       14,675        6,030      515,000
      3        24,826   18,541     10,499   522,500     20,861      12,819   522,500       23,366       15,325      522,500
      4        33,942   24,582     17,244   530,000     28,488      21,149   530,000       32,872       25,533      530,000
      5        43,514   30,458     23,823   537,500     36,370      29,736   537,500       43,271       36,637      537,500
      6        53,565   36,168     30,136   545,000     44,518      38,487   545,000       54,655       48,624      545,000
      7        64,118   41,705     36,377   552,500     52,932      47,605   552,500       67,114       61,786      552,500
      8        75,199   47,066     42,442   560,000     61,618      56,994   560,000       80,751       76,127      560,000
      9        86,834   52,262     48,241   567,500     70,598      66,577   567,500       95,699       91,678      567,500
     10        99,051   57,292     53,974   575,000     79,880      76,563   575,000      112,090      108,773      575,000
     15        69,931   79,411     79,411   612,500    130,717     130,717   612,500      220,935      220,935      612,500
     20       260,394   96,276     96,276   650,000    190,044     190,044   650,000      395,409      395,409      650,000
     25       375,851  107,013    107,013   687,500    262,320     262,320   687,500      691,053      691,053      739,426
     30       523,206  105,370    105,370   725,000    345,500     345,500   725,000    1,179,709    1,179,709    1,238,694
     35       711,272   73,508     73,508   762,500    435,004     435,004   762,500    1,977,609    1,977,609    2,076,489
     40       951,298    0 (4)      0 (4)     0 (4)    520,918     520,918   800,000    3,269,550    3,269,550    3,433,027
     45     1,257,639                                  559,564     559,564   837,500    5,363,602    5,363,602    5,417,238
     50     1,648,615                                  392,268     392,268   875,000    8,870,736    8,870,736    8,870,736


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                           0% Hypothetical                6% Hypothetical                     12% Hypothetical
                        Gross Investment Return       Gross Investment Return             Gross Investment Return
                        --------------------------    ---------------------------    --------------------------------
  End Of  Accumulated                Cash                          Cash                             Cash
  Policy     Premiums   Policy  Surrender     Death   Policy  Surrender     Death      Policy   Surrender      Death
Year (1)          (2)    Value  Value (3)   Benefit    Value  Value (3)   Benefit       Value   Value (3)     Benefit

      1         7,875    5,970          0   500,000    6,352          0   500,000       6,734           0     500,000
      2        16,144   12,334      3,689   515,000   13,482      4,837   515,000      14,675       6,030     515,000
      3        24,826   18,541     10,499   522,500   20,861     12,819   522,500      23,366      15,325     522,500
      4        33,942   24,582     17,244   530,000   28,488     21,149   530,000      32,872      25,533     530,000
      5        43,514   30,446     23,812   537,500   36,359     29,724   537,500      43,260      36,625     537,500
      6        53,565   36,120     30,089   545,000   44,469     38,438   545,000      54,604      48,573     545,000
      7        64,118   41,588     36,260   552,500   52,810     47,482   552,500      66,986      61,658     552,500
      8        75,199   46,830     42,206   560,000   61,370     56,746   560,000      80,490      75,866     560,000
      9        86,834   51,827     47,806   567,500   70,136     66,115   567,500      95,212      91,191     567,500
     10        99,051   56,552     53,234   575,000   79,088     75,771   575,000     111,252     107,935     575,000
     15        69,931   74,570     74,570   612,500  125,412    125,412   612,500     215,321     215,321     612,500
     20       260,394   75,733     75,733   650,000  167,656    167,656   650,000     373,710     373,710     650,000
     25       375,851   40,700     40,700   687,500  191,319    191,319   687,500     637,812     637,812     687,500
     30       523,206    0 (4)      0 (4)     0 (4)  143,818    143,818   725,000   1,082,468   1,082,468   1,136,591
     35       711,272                                  0 (4)      0 (4)     0 (4)   1,787,349   1,787,349   1,876,717
     40       951,298                                                               2,875,781   2,875,781   3,019,570
     45     1,257,639                                                               4,615,869   4,615,869   4,662,028
     50     1,648,615                                                               7,640,391   7,640,391   7,640,391


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)  Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)  In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                        SUPPLEMENT DATED JANUARY 18, 2002

SVUL.SUPP January 18, 2002